1 4th Quarter Earnings Supplement January 31, 2013

2 Disclaimer THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S QUARTERLY REPORTS ON FORM 10-Q AND IN, AMONG OTHER FACTORS, OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

3 Key Highlights – 4Q12 Earnings per share growth  Adjusted EPS of $0.34, up 13% linked quarter (LQ) and 3% year-over-year (YoY)  GAAP EPS of $0.22, up 16% LQ and 57% YoY Increased adjusted ROAE and ROAA  Adjusted ROAE of 13.2%, up 128bps LQ  Adjusted ROAA of 0.97%, up 2bps LQ Strong balance sheet position  Total loans up $3.1bn, or 27%, LQ and $5.3bn, or 58%, YoY to $14.6bn  Total deposits up $1.3bn, or 11%, LQ and $2.9bn, or 28%, YoY to $13.1bn  Other borrowings increased $349mm, or 12%, LQ to $3.2bn Continued strong asset generation volume  Total asset generation of $3.5bn for the quarter  $741mm retained organic asset generation Solid capital ratios  Tier 1 leverage (bank): 8.0%  Total risk-based (bank): 13.5%  Estimated tier 1 common equity ratio under fully phased-in Basel III: 8.5% - 9.0% Improved credit quality  Adjusted non-performing assets were 1.08% of total assets, down 21bps LQ  Net charge-offs were 0.16% of average loans held for investment, down 9bps LQ Execution of strategic goals  Continued investment in retail lending platform  Closed acquisition of Business Property Lending, Inc. (“BPL”) on October 1, 2012  Completed offering of $150mm of 6.75% Series A Non-Cumulative Perpetual Preferred Stock Note: A reconciliation of non-GAAP financial measures can be found in the appendix. Basel III information on a fully phased-in basis and based on proposed guidance through December 31, 2012.

4 2011 2012 Key Highlights – 2012 v 2011 Record Revenues Adjusted EPS Growth Robust Organic Asset Generation 2011 20122011 2012 $1.27 $6,803 $685 $884 $1.11 $11,788 Note: $ in millions, except per share amounts. A reconciliation of non-GAAP financial measures can be found in the appendix

5 Balance Sheet Overview Strong Returns High Growth Low Risk Loans  End of period loans: $14.5bn, up $3.1bn, or 27%, LQ and $5.3bn, or 58%, YoY  Loans held for sale (HFS) increased $0.7bn, or 49%, LQ  Loans held for investment (HFI) increased $2.4bn, or 24%, LQ  BPL loans accounted for $2.2bn of the LQ increase Securities  Securities decreased $98.2mm, or 5%, LQ to $1.9bn Deposits  Total deposits increased to $13.1bn, up $1.3bn, or 11%, LQ and $2.9bn, or 28%, YoY Borrowings  Balances up $349mm, or 12%, LQ Capital  Total shareholders’ equity was $1.5bn, up $193mm, or 15%, LQ  Completed preferred equity offering of $150mm

6 Income Statement Overview Strong Returns High Growth Low Risk Net Interest Income  Total interest income up $31.0mm, or 19%, LQ driven by an increase in interest and fees collected on loans and leases  Interest expense up $10.2mm, or 29%, LQ and $14.4mm, or 47%, YoY due to increased deposits and borrowings  Net interest margin of 3.56%  Core net interest margin of 3.40%, up 3 bps LQ Noninterest Income  Loan production and gain on sale income of $102.5mm, an increase of $6.2mm, or 6%, LQ due to strong residential mortgage origination volumes  Loan servicing fee income was $44.9mm, up $2.5mm, or 6%, LQ  MSR amortization expense of $37.7mm and no increase in non-cash valuation allowance Noninterest Expense  Salaries, commissions and other employee benefit expenses were $103.5mm, up $18.1mm, or 21%, LQ  BPL acquisition represented $5mm of the increase  Retail lending expansion represented $6mm of the increase  Addition of approximately 150 FTEs during 4Q12  General and administrative expenses up $11.1mm, or 15%, LQ  Increased expenses related to Consent Order  Increased professional fees related to independent foreclosure review  Foreclosure and OREO expenses decreased due to stabilized GNMA delinquent balances and improving execution on REO properties

7 6,442 7,245 7,708 9,980 12,423 2,725 2,531 3,179 1,403 2,088 5.72% 5.45% 5.11% 4.97% 5.08% 4Q11 1Q12 2Q12 3Q12 4Q12 HFI HFS Average Loan HFI Yield 30% 26% 29% 12% 14% 51% 56% 48% 61% 47% 13% 12% 12% 13% 26% 6% 6% 6% 7% 6% 5% 7% 7% 4Q11 1Q12 2Q12 3Q12 4Q12 Residential HFS Residential HFI Commercial Commercial Finance Warehouse Finance Loans Strong Returns High Growth Low Risk End of Period Loans ($mm)  End of period loans up $3.1bn, or 27%, LQ and $5.3bn, or 58%, YoY  Residential loans up 7% LQ and up 21% YoY  Commercial loans up 106% LQ and 309% YoY  Lease financing receivables up 13% LQ and 42% YoY  Loan growth driven by strong organic origination activity in all asset classes and BPL acquisition  Loan yield on average loans HFI of 5.08% up 11 bps LQ  Positive impact of high yielding commercial portfolio acquired in BPL acquisition  Decrease in excess accretion and addition of short- term, variable rate warehouse finance and lender finance loans  4Q12 residential loans HFS includes approximately $500mm of jumbo preferred loans we intend to sell or securitize Total Loan Composition ($mm) Quarter Highlights 11,383 14,511 9,167 9,776 10,887 11,383 14,511 9,167 9,776 10,887 61% 81%

8 8,956 9,139 9,214 9,946 11,326 1,455 1,305 1,463 1,591 1,643 0.82% 0.81% 0.77% 0.78% 0.76% 4Q11 1Q12 2Q12 3Q12 4Q12 Interest-bearing Noninterest-bearing Cost of deposits Deposits Strong Returns High Growth Low Risk Average Deposits and Rates ($mm)  Average deposits up $1.4bn, or 12%, LQ and $2.6bn, or 25%, YoY  Noninterest-bearing deposits up 3% LQ and 13% YoY  Interest checking deposits up 9% LQ and 21% YoY  Global market deposits down 4% LQ and 25% YoY  MMDA & savings deposits up 7% LQ and 18% YoY  Time deposits up 42% LQ and 85% YoY  Shorter duration brokered CDs used to fund BPL  Cost of deposits decreased 2 bps LQ and decreased 6 bps YoY to 0.76%  Over 64% of CD book will mature in the next 12 months 11,537 12,968 10,411 10,443 10,676 Quarter Highlights 4Q12 Deposit Composition Noninterest-bearing Interest Checking MMDA & Savings Global Market Time Deposits Note: Cost of deposits shown above represents interest expense paid on deposits over average total deposits. 13% 11% 20% 9% 34% 26%

9 3.94% 3.97% 3.86% 3.66% 3.56% 4Q11 1Q12 2Q12 3Q12 4Q12 Net Interest Income Net Interest Margin Net Interest Income Net Interest Income ($mm)  Net interest income affected by positioning of balance sheet to support BPL acquisition  Net interest income up $20.8mm, or 16%, LQ and $32.1mm, or 28%, YoY  Average interest earning assets up 20% LQ and 42% YoY  Reported NIM declined 10bps LQ and 38bps YoY to 3.56%  Core NIM increased 3bps LQ to 3.40%  Increase driven by addition of higher yielding BPL portfolio and decreased discount accretion from Tygris acquisition offset by growth in warehouse finance and lender finance loans as well as balance sheet positioning to fund BPL 147 115 116 125 126 Core NIM Quarter Highlights ($mm) 4Q11 3Q12 4Q12 Average interest-earning assets 11,571$ 13,716$ 16,405$ Net interest income 115 126 147 Reported NIM 3.94% 3.66% 3.56% Net interest income 115$ 126$ 147$ Less: Discount a cretion from Tygris acq i itio 15 10 7 Adjusted net interest income 100$ 116$ 140$ Core NIM 3.43% 3.37% 3.40%

10 65% 61% 63% 56% 54% 35% 39% 37% 44% 46% 4Q11 1Q12 2Q12 3Q12 4Q12 Net Interest Income Non-interest Income Total Revenue Total Revenue Contribution ($mm)  Total revenue of $272.2mm up $48.7mm, or 22%, LQ and $96.4mm, or 55%, YoY  Net interest income up $20.8mm, or 16%, LQ and $32.2mm, or 28%, YoY  Non-interest income up $27.9mm, or 29%, LQ and $64.2mm, or 105%, YoY Quarter Highlights 272 175 189 199 223

# Noninterest Income and Expense

EverBank

## Noninterest Income

| ($mm) | 4Q11 | 3Q12 | 4Q12 |
|---|---|---|---|
| Loan servicing fee income | $ 45 | $ 42 | $ 45 |
| MSR amortization and valuation allowance | (47) | (55) | (38) |
| Loan production and gain on sale income | 41 | 96 | 103 |
| Deposit, lease and other income | 21 | 13 | 15 |
| Noninterest income | $ 61 | $ 97 | $ 125 |
| Increase in MSR valuation allowance | 19 | 18 | - |
| Adjusted noninterest income | $ 80 | $ 116 | $ 125 |

## Quarter Highlights

- Adjusted noninterest income up $9.6mm, or 8%, LQ and $45.4mm, or 57%, YoY
  - Loan production and gain on sale income up $6.2mm, or 7%, LQ on lending volume of $2.9bn
  - Loan servicing fee income up $2.5mm, or 6%, LQ
  - No addition to MSR valuation allowance

## Noninterest Expense

| ($mm) | 4Q11 | 3Q12 | 4Q12 |
|---|---|---|---|
| Salaries, commissions and other employee benefits expense | $ 61 | $ 85 | $ 103 |
| Equipment expense | 14 | 18 | 20 |
| Occupancy expense | 5 | 7 | 8 |
| General and administrative expense | 67 | 74 | 85 |
| Total noninterest expense | $ 148 | $ 184 | $ 217 |
| Transaction and regulatory related | 7 | 4 | 17 |
| Credit-related | 20 | 25 | 15 |
| Adjusted pre-credit noninterest expense | $ 121 | $ 155 | $ 185 |

## Quarter Highlights

- Adjusted pre-credit noninterest expense increased $29.2mm, or 19%, LQ and $62.1mm, or 51%, YoY
  - Salaries, commissions and other employee benefits rose $18.1mm, or 21%, LQ
    - Increased retail lending staffing
    - Commissions and incentives increased due to strong loan origination activity
  - General and administrative expense increase due to increased professional fees and consent order expenses
    - We expect third party costs of ~$3.0-4.5mm per quarter after tax to continue through 2Q13
- Credit-related expenses down $9.8mm, or 36%, LQ

BANKING | LENDING | INVESTING

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12 8 15 8 3 5 1 9 5 6 4Q11 3Q12 4Q12 Credit-related Expense Breakdown Commentary Credit-related Expenses ($mm) 20 25 15  Other credit-related expenses increased $1.0mm, or 20%, LQ and decreased $2.1mm, or 25%, YoY  Foreclosure and OREO expenses decreased $3.7mm, or 80%, LQ and $1.9mm, or 66%, YoY  GNMA Buyout expenses decreased $7.1mm, or 47%, LQ and $0.6mm, or 7%, YoY GNMA buyout expenses Foreclosure and OREO Other credit-related

13 66% 58% 37% 30% 32% 3% 13% 9% 10% 18% 31% 29% 30% 30% 30% 24% 30% 20% 4Q11 1Q12 2Q12 3Q12 4Q12 Residential Commercial Commercial finance Warehouse finance Banking and Wealth Management  Net interest income up $21.1mm, or 18.4%, LQ and $31.6mm, or 30%, YoY due to loan growth and positive impact of acquired BPL portfolio  Provision for loan and lease losses up $5.3mm, or 150%, LQ due to adoption of TDR policy changes and down $0.1mm, or 2%, YoY due to legacy credit quality improvement  Credit-related expenses decreased due to stabilized GNMA delinquent balances and improving execution on REO properties  Noninterest expenses up due to addition of ~100 BPL employees  4Q12 retained asset volume reflects successful securitization activity and closing of BPL Segment Earnings Segment Highlights Retained Asset Volume ($mm) 950 741 617 501 739 ($mm) 4Q11 3Q12 4Q12 Net interest income 104$ 115$ 136$ Provision for loan and lease losses (9) (4) (9) Net interest income after provision 95 111 127 Noninterest income 29 21 34 Noninterest expense: Credit-related xp nses 9 19 9 All other noninterest expense 50 61 74 Pre-tax income 66$ 52$ 78$ Adjustment ite s (pre-tax) 4 0 7 Adjusted pre-tax income 69$ 52$ 85$

14 Mortgage Banking  Net interest income after provision down $1.4mm, or 12%, LQ and $0.1mm, or 1%, YoY  Noninterest income increased $59.4mm, or 188%, YoY as a result of increased gain on sale activity due to increased origination activity  Continued high volume of originations due to historically low rates, market share gains and government programs Segment Earnings Segment Highlights Key Metrics ($mm) 4Q11 3Q12 4Q12 Net interest income after provision 11$ 12$ 11$ Noninterest income 32 77 91 Noninterest expense: Foreclosure and OREO expense 5 2 2 Other credit-related expenses 6 4 5 All other noninterest expense 47 66 87 Pre-tax income (loss) (16)$ 17$ 8$ Adjustment items (pr -tax): 19 18 - 4 2 12 Adjusted pre-tax income (loss) 7$ 37$ 20$ Increase in MSR valuation allowance Transaction and no -recurring regulatory related expense 4Q11 3Q12 4Q12 Mortgage lending volu e $2.0bn $2.5bn $2.9bn Gain on sale margin 173bps 361bps 295bps Servicing UPB $54.8bn $52.3bn $51.2bn Average servicing fee 31bps 30bps 30bps

# Mortgage Banking – Retail Expansion

## Incremental Retail FTEs



~80
~60
~150
~150
4Q11
1Q12
2Q12
3Q12
4Q12

## Retail Originations ($mm)



89
307
513
837
1Q12
2Q12
3Q12
4Q12

## Retail Expansion Highlights

- Originations of $837mm during the quarter driven by addition of ~300 FTEs in the first three quarters of 2012
- Added ~440 FTEs in 2012
  - Plan to continue adding retail sales teams in 2013
- Added ~58 new lending and production offices in 2012
  - Plan to continue building retail footprint in key markets in 2013
- Increased market share in 2012 and expect to further increase share in 2013

BANKING | LENDING | INVESTING
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16 Mortgage Banking Drivers Revenue vs. Amortization and Valuation Allowance ($mm) Summary Servicing fee income Loan production and gain on sale income Amortization Addition to MSR valuation allowance  The base mortgage rate (BMR) index was 3.40% at 12/31 reflecting stabilization from 3.43% at 9/30  Current low interest rate environment generates positive long-term net economic value for our mortgage business  No addition to MSR valuation allowance as BMR and prepayment speeds remained steady throughout the fourth quarter  Amortization rate of 31% closely approximates the actual payoff activity in the underlying portfolio  We believe valuation allowance is recoverable if refinance activity slows (28) (29) (34) (36) (36) (19) (15) (30) (18) 45 46 42 42 45 41 56 80 96 103 4Q11 1Q12 2Q12 3Q12 4Q12

17 Corporate Services  GAAP pre-tax loss of $41.3mm, up $7.3mm, or 21%, LQ  Adjusted pre-tax loss of $36.6mm, up $5.2mm, or 17%, LQ  Noninterest expense of $40.1mm, up $7.6mm, or 24%, LQ  Leveraging corporate services investment as balance sheet growth exceeds corporate service FTE growth Segment Earnings Segment Highlights (1) Ratio represents total company assets per Corporate Services FTE ($mm) 4Q11 3Q12 4Q12 Net interest income (2)$ (1)$ (1)$ Noninterest expense 31 32 40 Pre-tax income (loss) (32)$ (34)$ (41)$ Adjustment items (pre-tax): 3 3 5 Adjusted pre-tax income (29)$ (31)$ (37)$ Memo: FTE 518 588 637 Total Assets(1) / FTE 25.2$ 28.1$ 28.6$ Transaction and non-recurring regulatory related expense

18 2011 1Q12 2Q12 3Q12 4Q122011 1Q12 2Q12 3Q12 4Q12 Adjusted NPA / Total Assets Note: A reconciliation of Non-GAAP financial measures can be found in the appendix (1) Acquired credit-impaired loans and leases accounted for under ASC 310-30 or by analogy Asset Quality Adjusted NPA ratio excludes loans and leases with enhanced credit protection (1) Adjusted NPA / Total Assets Build Highlights NCO / Average Loans HFI  Adjusted non-performing assets to total assets declined 21 bps LQ resulting from a $16.1mm, or 8%, decrease in non-performing assets  Net charge-offs to average loans HFI decreased 9 bps LQ to 0.16%  Allowance for loan and lease losses increased $5.6mm, or 7%, LQ on provisions of $10.5mm and net charge-offs of $4.9mm  Increase in provision related to TDR policy changes 0.16% 1.02% 0.65% 0.34% 1.29% 1.08% 1.86% 1.63% 1.46% 0.25% 11.09% 1.08% (9.48)% (0.53)% Regulatory NPAs / Assets Impact Ex. Govt Insured Loans Impact Ex. ACI Loans Adjusted NPAs / Assets

EverBank

# Credit – Originated Mortgage Repurchase Reserve

## Reserve Trends

| Sold UPB ($mm) | '04 - '05 | '06 - '08 | '09 - '12 | Total |
|---|---|---|---|---|
| Agency | $2,357 | $450 | $22,390 | $25,197 |
| Agency Aggregator | 8,977 | 11,528 | 3,135 | 23,640 |
| Total Sold UPB | $11,334 | $11,978 | $25,706 | $49,018 |
| **Request Rates** | | | | |
| Life Time | 0.35% | 2.13% | 0.31% | 0.79% |
| Last 12 Months | 0.04% | 0.52% | 0.10% | 0.19% |
| **Repurchase Rates** | | | | |
| Life Time | 43% | 41% | 29% | 39% |
| Last 12 Months | 25% | 29% | 27% | 28% |
| **Loss Severity** | | | | |
| Life Time | 11% | 48% | 28% | 38% |
| Last 12 Months | 53% | 48% | 35% | 45% |

## Highlights

- Coverage ratio of 1.5 years
- LTD realized losses of 10bps for the whole portfolio and expected total life-time realized losses of 16bps
- 2006 – 2008 quality of production was strong
- 2006 – 2008 vintages were primarily sold to the large agency aggregators

## Summary Statistics by Vintage

| Losses to date ($mm) | '04 - '05 | '06 - '08 | '09 - '12 | Total |
|---|---|---|---|---|
| Total Sold UPB | $11,334 | $11,978 | $25,706 | $49,018 |
| Request Rate | 0.35% | 2.13% | 0.31% | 0.79% |
| Requests Received | 178 | 1,224 | 351 | 1,753 |
| Pending Requests | 16 | 224 | 19 | 265 |
| Resolved Requests | 162 | 1,000 | 332 | 1,488 |
| Repurchase Rate | 43% | 41% | 29% | 39% |
| Loans Repurchased | 69 | 410 | 96 | 573 |
| Average Loan size | 221,770 | 208,597 | 225,979 | 220,521 |
| Loss Severity | 11% | 48% | 28% | 38% |
| Losses Recognized | $1.6 | $40.6 | $6.1 | $48.4 |
| Losses Recognized (bps) | 1.4 | 33.9 | 2.4 | 9.9 |

## Reserve Rollforward

| *($mm)* | 4Q11 | 1Q12 | 2Q12 | 3Q12 | 4Q12 |
|---|---|---|---|---|---|
| Pending Reserves - BoP | $ 33.0 | $ 32.0 | $ 35.0 | $ 34.0 | $ 31.0 |
| Provisions - New Sales | 0.1 | 0.4 | 0.3 | - | - |
| Provisions - Changes in Existing Reserves | 1.2 | 5.8 | 1.1 | 1.7 | 3.3 |
| Charge Offs | (2.3) | (3.2) | (2.4) | (4.7) | (7.3) |
| Pending Reserves - EoP | $ 32.0 | $ 35.0 | $ 34.0 | $ 31.0 | $ 27.0 |
| Trailing 4 Quarter Realized Loss Rate | 10 | 11 | 13 | 10 | 6 |

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20 Appendix

21 Non-GAAP Reconciliations Adjusted Net Income Three Months Ended December 31, September 30, June 30, March 31, December 31, (dollars in thousands) 2012 2012 2012 2012 2011 N t income 28,846$ 22,178$ 11,172$ 11,846$ 13,760$ Transaction expense, net of tax 903 1,268 2,363 821 802 Non-recurring regulatory related expense, net of tax 9,564 1,326 3,780 3,063 3,529 Increase in Bank of Florida non-accretable discount, net of tax 486 111 463 2,135 2,208 Early adoption of TDR guidance and policy change, net of tax 3,709 - - - - MSR impairment, net of tax - 11,302 18,684 9,389 11,638 Adjusted net income 43,508$ 36,185$ 36,462$ 27,254$ 31,937$ December 31, December 31, (dollars in thousands) 2012 2011 Net income 74,042$ 52,729$ Gain on repurchase of trust preferred securities, net of tax - (2,910) Transaction expense, net of tax 5,355 9,006 Non-recurring regulatory related expense, net of tax 17,733 7,825 Loss on early extinguishment of acquired debt, net of tax - - Decrea e in fair value of Tygris indemnification asset resulting from a decrease in estimated future credit losses, net of tax - 5,382 Increase in Bank of Florida non-accretable discount, net of tax 3,195 3,007 Impact of change in ALLL methodology, net of tax - 1,178 Early adoption of TDR guidance and policy change, net of tax 3,709 6,225 MSR impairment, net of tax 39,375 24,462 Tax benefit (expense) related to revaluation of Tygris net unrealized built-in losses - 691 Adjusted net income 143,409$ 107,595$ Year Ended

# Non-GAAP Reconciliations

EverBank

## Non-performing Assets (NPA)

| (dollars in thousands) | December 31, 2012 | September 30, 2012 | June 30, 2012 | March 31, 2012 | December 31, 2011 |
|---|---|---|---|---|---|
| Total non-accrual loans and leases | $ 156,629 | $ 167,650 | $ 168,962 | $ 170,589 | $ 193,478 |
| Accruing loans 90 days or more past due | - | 1,973 | 1,800 | 5,119 | 6,673 |
| Total non-performing loans (NPL) | 156,629 | 169,623 | 170,762 | 175,708 | 200,151 |
| Other real estate owned (OREO) | 40,492 | 43,612 | 49,248 | 49,304 | 42,664 |
| Total non-performing assets (NPA) | 197,121 | 213,235 | 220,010 | 225,012 | 242,815 |
| Troubled debt restructurings (TDR) less than 90 days past due | 90,094 | 82,030 | 93,184 | 92,954 | 92,628 |
| Total NPA and TDR (1) | $ 287,215 | $ 295,265 | $ 313,194 | $ 317,966 | $ 335,443 |
| | | | | | |
| Total NPA and TDR | $ 287,215 | $ 295,265 | $ 313,194 | $ 317,966 | $ 335,443 |
| Government-insured 90 days or more past due still accruing | 1,729,877 | 1,684,550 | 1,647,567 | 1,530,665 | 1,570,787 |
| Loans accounted for under ASC 310-30: | | | | | |
| 90 days or more past due | 79,984 | 117,506 | 140,797 | 146,379 | 149,743 |
| OREO | 16,528 | 18,557 | 20,379 | 22,852 | 19,456 |
| Total regulatory NPA and TDR | $ 2,113,604 | $ 2,115,878 | $ 2,121,937 | $ 2,017,862 | $ 2,075,429 |
| | | | | | |
| Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30: (1) | | | | | |
| NPA to total assets | 1.08% | 1.29% | 1.46% | 1.63% | 1.86% |
| Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30: | | | | | |
| NPA to total assets | 11.09% | 12.32% | 13.49% | 13.97% | 15.20% |

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.*

BANKING | LENDING | INVESTING

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23 Non-GAAP Reconciliations Regulatory Capital (bank level) December 31, September 30, June 30, March 31, December 31, (dollars in thousands) 2012 2012 2012 2012 2011 Shareholders' equity 1,518,934$ 1,339,669$ 1,263,687$ 1,099,404$ 1,070,887$ Less: Goodwill and other intangibles (54,780) (16,586) (16,938) (17,290) (17,642) Disallowed servicing asset (32,378) (33,366) (36,650) (40,783) (38,925) Disallowed deferred tax asset (67,296) (69,412) (70,357) (71,302) (71,803) dd: Accumulated losses on securities and cash flow hedges 83,477 103,238 110,101 86,981 105,682 Tier 1 capital 1,447,957 1,323,543 1,249,843 1,057,010 1,048,199 Less: Low-level recourse and residual interests - - - (20,424) (21,587) Add: Allowance for loan and lease losses 82,102 76,469 77,393 78,254 77,765 Total regulatory capital 1,530,059$ 1,400,012$ 1,327,236$ 1,114,840$ 1,104,377$ Adjusted total assets 18,141,856$ 16,488,067$ 15,022,729$ 13,731,482$ 13,081,401$ Risk-weighted assets 11,339,412 8,701,164 8,424,290 7,311,556 7,043,371